UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1)

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(as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
RF Micro Devices, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RF MICRO DEVICES, INC.
ERRATUM
Please replace page 24 of the RF Micro Devices, Inc. 2007 proxy statement in its entirety with the following:
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
The following table shows the number of shares covered by exercisable and unexercisable options and unvested restricted stock awards held by the Company’s Named Executive Officers on March 31, 2007.

			Option Awards				Stock Awards
			Number					Market
			of	Number of			Number of	Value of
			Securities	Securities			Shares or	Shares or
			Underlying	Underlying			Units of	Units of
			Unexercised	Unexercised	Option		Stock That	Stock That
			Options	Options	Exercise	Option	Have Not	Have Not
			(#)	(#)	Price	Expiration	Vested	Vested
			Exercisable	Unexercisable	($)	Date	(#)	($)
Name	Grant Date		(1)	(2)	(3)	(4)	(5)	(6)

Robert A. Bruggeworth
	8/1/2006			370,000	$6.15	8/1/2016	40,000	249,200
	3/20/2006	(7)					150,000	934,500
	8/9/2005		92,500	277,500	$5.97	8/9/2015	35,000	218,050
	7/27/2004		150,000		$5.80	7/27/2014	30,000	186,900
	8/19/2003		150,000		$8.48	8/19/2013	20,000	124,600
	1/27/2003		100,000		$6.08	1/27/2013	2,500	15,575
	10/10/2002		108,000		$5.60	10/10/2012	7,000	43,610
	9/13/2002		100,000		$6.95	9/13/2012	2,500	15,575
	5/13/2002		64,000		$16.05	5/13/2012
	1/29/2002		100,000		$19.01	1/29/2012
	9/28/2001		100,000		$15.73	9/28/2011
	4/2/2001		11,000		$11.69	4/2/2011
	10/19/2000		40,000		$14.25	10/19/2010
	5/3/2000		23,260		$49.75	5/3/2010
	10/27/1999		40,000		$21.94	10/27/2009
	9/20/1999		64,000		$25.88	9/20/2009

William A. Priddy, Jr.
	8/1/2006			165,000	$6.15	8/1/2016	27,000	168,210
	3/20/2006	(7)					60,000	373,800
	8/9/2005		41,250	123,750	$5.97	8/9/2015	23,625	147,184
	7/27/2004		100,000		$5.80	7/27/2014	20,250	126,158
	8/19/2003		100,000		$8.48	8/19/2013	13,500	84,105
	10/10/2002		90,000		$5.60	10/10/2012	6,000	37,380
	5/13/2002		45,000		$16.05	5/13/2012
	9/28/2001		80,000		$15.73	9/28/2011
	4/2/2001		11,000		$11.69	4/2/2011
	5/3/2000		55,824		$49.75	5/3/2010
	3/29/1999		60,000		$10.47	3/29/2009
	10/27/1998		48,221		$2.61	10/27/2008

Steven E. Creviston
	8/1/2006			165,000	$6.15	8/1/2016	27,000	168,210
	3/20/2006	(7)					80,000	498,400
	8/9/2005		37,500	112,500	$5.97	8/9/2015	23,625	147,184
	7/27/2004		95,000		$5.80	7/27/2014	20,250	126,158
	8/19/2003		95,000		$8.48	8/19/2013	13,000	80,990
	10/10/2002		57,000		$5.60	10/10/2012	4,750	29,593
	9/28/2001		65,000		$15.73	9/28/2011
	10/19/2000		42,000		$14.25	10/19/2010
	10/27/1999		30,000		$21.94	10/27/2009
	10/27/1998		15,680		$2.61	10/27/2008

Jerry D. Neal
	8/1/2006			165,000	$6.15	8/1/2016	27,000	168,210
	8/9/2005		41,250	123,750	$5.97	8/9/2015	23,625	147,184
	7/27/2004		105,000		$5.80	7/27/2014	20,250	126,158
	8/19/2003		95,000		$8.48	8/19/2013	13,000	80,990
	10/10/2002		76,000		$5.60	10/10/2012	4,500	28,035
	5/13/2002		51,000		$16.05	5/13/2012
	9/28/2001		80,000		$15.73	9/28/2011
	4/2/2001		11,000		$11.69	4/2/2011
	5/3/2000		74,432		$49.75	5/3/2010
	3/29/1999		80,000		$10.47	3/29/2009
	10/27/1998		240,000		$2.61	10/27/2008
	5/14/1998		92,000		$1.70	5/14/2008

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